Exhibit 99.3

UNAUDITED PRO-FORMA CONDENSED COMBINED FINANCIAL INFORMATION

The following unaudited pro-forma condensed combined financial information for Nevada Gold & Casinos, Inc. (the “Company”) set forth below gives effect to the acquisition of the assets of Crazy Moose Casino, Inc., Crazy Moose Casino II, Inc., Coyote Bob’s, Inc. and Gullwing III, LLC (collectively, the “Sellers”) using the purchase method of accounting, after giving effect to the adjustments described below.  The unaudited pro-forma condensed combined statement of operations includes only the results of continuing operations and excludes such impacts as nonrecurring items related to the acquisition and synergy and related cost savings associated with the integration of the acquisition.

The unaudited pro-forma condensed combined balance sheet as of April 30, 2009 gives effect to the acquisition as if it occurred on April 30, 2009 by combining the balance sheets of the Company and the Sellers as of April 30, 2009.

The unaudited pro-forma condensed combined statement of operations for the fiscal year ended April 30, 2009 gives effect to the acquisition as if it occurred on April 28, 2008 by combining the results for the fiscal year ended April 30, 2009 of the Company with the results for the year ended April 30, 2009 of the Sellers.

The unaudited pro-forma condensed combined financial information should be read in conjunction with the historical financial statements used in preparation of such pro-forma financial information.  The Sellers’ historical financial statements used in the preparation of the unaudited pro-forma condensed combined financial information are based on the Sellers’ unaudited financial information prepared by the Sellers.  The audited financial statements of the Sellers as of December 31, 2008 are included in Exhibit 99.2 of this Form 8-K/A.

The unaudited  pro-forma condensed combined financial information, including the adjustments thereto, are not necessarily indicative of what the actual financial results would have been had the transaction taken place on the dates indicated and do not purport to indicate the results of future operations.  The pro-forma adjustments described below are based upon information and assumptions available at the time of filing this Form 8-K/A.

The unaudited condensed combined pro-forma financial information is prepared in accordance with Article 11 of Regulation S-X.

Nevada Gold & Casinos, Inc.
Pro-forma Balance Sheet as of the Fiscal Year Ended April 30, 2009

	Nevada Gold As reported in Form 10-K	Washington Casinos reported at April 30, 2009	Pro-forma Adjustments	Pro-forma Balance Sheet
		(unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$13,834,544	$1,378,208	$(12,234,579)	$2,978,173
Restricted cash	6,000,000			6,000,000
Accounts receivable	12,342			12,342
Prepaid expenses	235,847			235,847
Income tax receivable	1,872,369		(558,248)	1,314,121
Notes receivable, current portion	1,100,000			1,100,000
Other current assets	46,444	124,262	-	170,706
Total current assets	23,101,546	1,502,470	(12,792,827)	11,811,189

Investments in development projects	746,024		(672,507)	73,517
Investments in development projects held for sale	3,437,932			3,437,932
Notes receivable - development projects, net of current portion	1,700,000			1,700,000
Goodwill	5,462,918		10,065,422	15,528,340
Property and equipment, net of accumulated depreciation of $3,966,635 at April 30, 2009	1,091,549	1,838,842	200,261	3,130,652
Intangible assets, net of accumulated amortization of $233,333 at April 30, 2009			3,266,667	3,266,667
Deferred tax asset	599,797			599,797
Other assets	5,915,220	33,726	486,191	6,435,137
Total assets	$42,054,986	$3,375,038	$553,207	$45,983,231

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$846,062	$501,201	$39,642	$1,386,905
Other accrued liabilities	197,833	171,341		369,174
Long-term debt, current portion
Total current liabilities	1,043,895	672,542	39,642	1,756,079

Long-term debt, net of current portion and discount	6,000,000	541,660	4,000,000	10,541,660
Other liabilities	44,487			44,487
Total liabilities	7,088,382	1,214,202	4,039,642	12,342,226

Commitments and contingencies

Stockholders' equity:
Common stock, $0.12 par value per share; 50,000,000 shares authorized; 13,935,330 shares issued and 12,939,130 shares outstanding at April 30, 2009	1,672,240	30	(30)	1,672,240
Capital stock		50,000	(50,000)
Paid-in capital		713,652	(713,652)
Additional paid-in capital	19,297,560	252,414	(252,414)	19,297,560
Retained earnings	24,213,754	4,070,836	(5,396,435)	22,888,155
Dividends Paid		(2,926,096)	2,926,096
Treasury stock, 996,200 shares at April 30, 2009, at cost	(10,216,950)			(10,216,950)
Accumulated other comprehensive income
Total stockholders' equity	34,966,604	2,160,838	(3,486,435)	33,641,005
Total liabilities and stockholders' equity	$42,054,986	$3,375,038	$553,207	$45,983,231

Nevada Gold & Casinos, Inc.
Pro-forma Statement of Operations for the Fiscal Year Ended April 30, 2009

	Nevada Gold As reported in Form 10-K	Washington Casinos reported at April 30, 2009	Pro-forma Adjustments		Pro-forma Stmt of Operations
		(unaudited)
Revenues:
Casino	$5,356,885	$14,054,949	$		$19,411,834
Food and beverage	1,395,130	3,312,588			4,707,718
Other	49,366	399,874			449,240
Management fees	493,382	278,068			771,450
Gross revenues	7,294,763	18,045,479			25,340,242
Less promotional allowances	(1,426,511)	(1,373,483)			(2,799,994)
Net revenues	5,868,252	16,671,996			22,540,248

Operating expenses:
Casino	1,750,014	11,140,526			12,890,540
Food and beverage	614,779	1,584,949			2,199,728
Marketing and administrative	2,485,881	768,153			3,254,034
Facility	362,009	218,696			580,705
Corporate expense	4,366,670	349,405			4,716,075
Legal expenses	403,694				403,694
Depreciation and amortization	627,618	160,530		369,232	1,157,380
Write-off of project development cost	1,215,383				1,215,383
Other	145,018				145,018
Total operating expenses	11,971,066	14,222,259		369,232	26,562,557
Operating income (loss)	(6,102,814)	2,449,737		(369,232)	(4,022,309)
Non-operating income (expenses):
Earnings (loss) from unconsolidated affiliates	(7,863)				(7,863)
Gain on sale of equity investees	403,388				403,388
Interest income	975,490	17,939		(118,119)	875,310
Interest expense	(1,307,296)	(55,493)		(280,000)	(1,642,789)
Amortization of loan issue costs	(128,266)	(2,927)			(131,193)
Income (loss) before income tax expense	(6,167,361)	2,409,256		(767,351)	(4,525,456)
Income tax expense (benefit)
Current	(2,265,155)			558,248	(1,706,907)
Deferred and change in valuation allowance	285,930				285,930
Total income tax expense (benefit)	(1,979,225)			558,248	(1,420,977)
Net income (loss)	$(4,188,136)	$2,409,256		$(1,325,599)	$(3,104,479)

Per share information:
Net income (loss) per common share - basic	$(0.32)	$0.19		$(0.10)	$(0.24)
Net income (loss) per common share - diluted	$(0.32)	$0.19		$(0.10)	$(0.24)

Basic weighted average number of shares outstanding	12,939,130	12,939,130		12,939,130	12,939,130
Diluted weighted average number of shares outstanding	12,939,130	12,939,130		12,939,130	12,939,130

 Pro-forma adjustments to give effect to the acquisition as if it occurred as of April 28, 2008 (the first day of fiscal 2009):

	Debit	Credit
Interest income	118,362
Cash		118,362
To reduce interest income for use of cash to purchase casinos

Interest expense	280,000
Cash		280,000
To account for interest on Seller $4 million Note at 7% simple interest rate

Amortization of intangible assets expense	233,333
Accumulated amortization of intangible assets		233,333
To amortize $3.5 million of intangible assets over 15 years

Depreciation expense	52,565
Accumulated depreciation		52,565
To depreciate stepped up basis of $252,826 fixed assets over 5 years

Depreciation expense	83,333
Accumulated depreciation		83,333
To depreciate stepped up basis of $250,000 other assets over 3 years

Cash	243
Interest income		243
To account for interest on $500,000 deposit made to acquire casinos

Income tax expense-current	819,147
Income tax receivable		819,147
To account for federal income tax at 34% of acquired casinos

Income tax receivable	260,899
Income tax expense-current		260,899

Pro-forma adjustments to give effect to the acquisition as if it occurred April 30, 2009 (the last day of fiscal 2009):

Goodwill	10,065,422
Property, plant & equipment	252,826
Intangible assets	3,500,000
Other assets	569,525
Common stock	30
Capital stock	50,000
Paid-in-capital	713,652
Additional paid-in-capital	252,414
Retained earnings	4,070,836
Cash		11,836,460
Investment in development projects		672,507
Accounts payable		39,642
Long-term debt		4,000,000
Dividends paid		2,926,096